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                      SUPPLEMENT TO THE CLASS A PROSPECTUS

                    CREDIT SUISSE U.S. GOVERNMENT MONEY FUND
                       CREDIT SUISSE MUNICIPAL MONEY FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUNDS'
PROSPECTUS.

THE FIRST PARAGRAPH OF THE "TRANSACTION DETAILS" SECTION OF THE PROSPECTUS FOUND ON PAGE 30 IS REPLACED WITH THE FOLLOWING:

     You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed. You begin to earn dividend distributions the business day after your purchase order is executed. If we receive your purchase order and payment to purchase shares of a fund before 1 p.m. Eastern Time, you begin to earn dividend distributions on that day.

     IF YOU HAVE ANY QUESTIONS ABOUT THIS CHANGE OR HOW IT APPLIES TO YOU, PLEASE CALL US AT 1-800-927-2874.

     OTHER CONTRARY INFORMATION IN THE PROSPECTUS IS ALSO SUPERSEDED.

Dated:  May 21, 2003                                               CSGMN-16-0503
                                                                   2003-028